SCHEDULE FOR COMPUTING TOTAL RETURN

                         FVA AGGRESSIVE GROWTH DIVISION

The hypothetical average annual total return quotations for 1 year ending on December 31, 1996 and from June 1, 1994 to December 31, 1996 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 1996 and period from June 1, 1994 to December 31, 1996 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 1,204.60

Solve for T

      T = 20.46%

Period of June 1, 1994 through December 31, 1996

       1000 (1+T)944/365 = 1,775.01

Solve for T

      T = 24.84%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                         FVA ASSET ALLOCATION DIVISION

The hypothetical average annual total return quotations for 1 year ending on December 31, 1996 and from June 1, 1994 to December 31, 1996 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 1996 and period from June 1, 1994 to December 31, 1996 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 1,055.20

Solve for T

      T = 5.52%

Period of June 1, 1994 through December 31, 1996

       1000 (1+T)944/365 = 1,265.74

Solve for T

      T = 9.54%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                              FVA BALANCED DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on December 31, 1996 and from December 18, 1987 (hypothetical inception of the Division) to December 31, 1996 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 and 5 years ending December 31, 1996 and period from December 18, 1987 to December 31, 1996 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 1,057.30

Solve for T

      T = 5.73%

5 YEARS

       1000 (1+T)5 = 1,584.33

Solve for T

      T = 9.64%

1Period of December 18, 1987 through December 31, 1996

       1000 (1+T)3,301/365 = 2,524.07

Solve for T

      T = 10.78%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                                FVA BOND DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on December 31, 1996 and from December 18, 1987 (hypothetical inception of the Division) to December 31, 1996 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 and 5 years ending December 31, 1996 and period from December 18, 1987 to December 31, 1996 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 956.30

Solve for T

      T = -4.37%

5 YEARS

       1000 (1+T)5 = 1,353.44

Solve for T

      T = 6.24%

1Period of December 18, 1987 through December 31, 1996

       1000 (1+T)3,301/365 = 2,037.89

Solve for T

      T = 8.19%

                     SCHEDULE FOR COMPUTING TOTAL RETURN

                          FVA CAPITAL VALUE DIVISION

The hypothetical average annual total return quotations for 1, 5 and 10 years ending on December 31, 1996 are computed by finding the average annual compounded rates of return over the 1, 5 and 10 years that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1, 5 and 10 years ending December 31, 1996 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 1,159.60

Solve for T

      T = 15.96%

5 YEARS

       1000 (1+T)5 = 1,775.76

Solve for T

      T = 12.17%

10 YEARS

       1000 (1+T)10 = 3,018.24

Solve for T

      T = 11.68%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                               FVA MIDCAP DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on December 31, 1996 and from December 18, 1987 (hypothetical inception of the Division) to December 31, 1996 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 and 5 years ending December 31, 1996 and period from December 18, 1987 to December 31, 1996 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 1,136.10

Solve for T

      T = 13.61%

5 YEARS

       1000 (1+T)5 = 1,987.86

Solve for T

      T = 14.73%

1Period of December 18, 1987 through December 31, 1996

       1000 (1+T)3,301/365 = 3,909.07

Solve for T

      T = 16.27%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                    FVA GOVERNMENT SECURITIES INCOME DIVISION

The hypothetical average annual total return quotations for 1 and 5 years ending on December 31, 1996 and from April 9, 1987 (hypothetical inception of the Division) to December 31, 1996 are computed by finding the average annual compounded rates of return over the 1 and 5 years and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 and 5 years ending December 31, 1996 and period from April 9, 1987 to
       December 31, 1996 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 965.40

Solve for T

      T = -3.46%

5 YEARS

       1000 (1+T)5 = 1,258.15

Solve for T

      T = 4.70%

10 YEARS

       1000 (1+T)3,554/365 = 1,984.05

Solve for T

      T = 7.29%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                               FVA GROWTH DIVISION

The hypothetical average annual total return quotations for 1 year ending on December 31, 1996 and from May 1, 1994 (hypothetical inception of the Division) to December 31, 1996 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 1996 and period from May 1, 1994 to December 31, 1996 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 1,051.10

Solve for T

      T = 5.11%

Period of May 1, 1994 through December 31, 1996

       1000 (1+T)975/365 = 1,382.14

Solve for T

      T = 12.88%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                          FVA MONEY MARKET DIVISION

The hypothetical average annual total return quotations for 1, 5 and 10 years ending on December 31, 1996 are computed by finding the average annual compounded rates of return over the 1, 5 and 10 years that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1, 5 and 10 years ending December 31, 1996 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 981.40

Solve for T

      T = -1.86%

5 YEARS

       1000 (1+T)5 = 1,111.13

Solve for T

      T = 2.13%

10 YEARS

       1000 (1+T)10 = 1,536.70

Solve for T

      T = 4.39%

                      SCHEDULE FOR COMPUTING TOTAL RETURN

                               FVA WORLD DIVISION

The hypothetical average annual total return quotations for 1 year ending on December 31, 1996 and from May 1, 1994 (hypothetical inception of the Division) to December 31, 1996 are computed by finding the average annual compounded rates of return over the 1 year and period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1,000

       T = average annual total return

       n = number of years

       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof).

       The above calculation includes all recurring fees that are charged to all contractowner accounts and a contingent deferred sales charge subtracted from the ending value.

       The Division's average annual total returns for the 1 year ending December 31, 1996 and period from May 1, 1994 to December 31, 1996 are calculated as follows:

1 YEAR

       1000 (1+T)1 = 1,175.40

Solve for T

      T = 17.54%

Period of May 1, 1994 through December 31, 1996

       1000 (1+T)975/365 = 1,274.33

Solve for T

      T = 9.50%